Exhibit 10.1

Description of performance goals under the Amended and Restated National Fuel Gas Company 2007 Annual At Risk Compensation Incentive Program and the National Fuel Gas Company Executive Annual Cash Incentive Program

Amended and Restated National Fuel Gas Company 2007 Annual At Risk Compensation Incentive Program

On December 19, 2011, the Compensation Committee adopted specific written performance goals for fiscal year 2012 under the Amended and Restated National Fuel Gas Company 2007 Annual At Risk Compensation Incentive Program (“AARCIP”) for David F. Smith, Ronald J. Tanski, Matthew D. Cabell, Anna Marie Cellino and John R. Pustulka. Mr. Smith is Chairman of the Board and Chief Executive Officer of the Company. Mr. Tanski is President and Chief Operating Officer of the Company. Mr. Cabell is President of Seneca Resources Corporation, the Company’s exploration and production subsidiary, and Senior Vice President of the Company. Mrs. Cellino is President of National Fuel Gas Distribution Corporation, the Company’s utility subsidiary. Mr. Pustulka is President of National Fuel Gas Supply Corporation, one of the Company’s pipeline and storage subsidiaries.

These executives will earn cash compensation in fiscal 2011 under the AARCIP depending upon their performance relative to their goals. Compensation amounts pursuant to these arrangements can range up to 200% of salary for Mr. Smith, up to 160% of salary for Mr. Tanski and up to 140% of salary for Mr. Cabell, Mrs. Cellino and Mr. Pustulka. Target compensation is 100% of salary for Mr. Smith, 80% of salary for Mr. Tanski and 70% of salary for Mr. Cabell, Mrs. Cellino and Mr. Pustulka. The Compensation Committee may approve other compensation or awards at its discretion.

The goals for Mr. Smith relate to Company earnings per share (weighted as 25% of the formula), earnings per share of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 25% of the formula), oil and natural gas production volume and production rate (multiple goals weighted in the aggregate as 35% of the formula), safety and environmental compliance (multiple goals weighted in the aggregate as 10% of the formula), and the Company’s investor relations program (weighted as 5% of the formula).

The goals for Mr. Tanski relate to Company earnings per share (weighted as 25% of the formula), earnings per share of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 25% of the formula), oil and natural gas production volume (weighted as 15% of the formula), management of the capital expenditure budgets of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 15% of the formula), growth of the Company’s pipeline and storage subsidiaries and gathering and processing business (weighted as 5% of the formula), safety (weighted as 5% of the formula), effectiveness of the Company’s utility subsidiary in obtaining customer assistance under the Home Energy Assistance Program (weighted as 5% of the formula), and the Company’s investor relations program (weighted as 5% of the formula).

The goals for Mr. Cabell relate to Company earnings per share (weighted as 15% of the formula), earnings per share of the Company’s exploration and production subsidiary (weighted as 15% of the formula), oil and natural gas production volume and production rate (multiple goals weighted in the aggregate as 30% of the formula), oil and natural gas reserve replacement (weighted as 20% of the formula), finding and development costs (weighted as 10% of the formula), lease operating expenses and general and administrative expenses (weighted as 5% of the formula), and environmental/safety compliance (weighted as 5% of the formula).

The goals for Mrs. Cellino relate to Company earnings per share (weighted as 25% of the formula), earnings per share of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 25% of the formula), safety (multiple goals weighted in the aggregate as 15% of the formula), customer service standards of the Company’s utility subsidiary (weighted as 10% of the formula), meter reading of the Company’s utility subsidiary (weighted as 10% of the formula), management of the capital expenditure budget of the Company’s utility subsidiary (weighted as 5% of the formula), and effectiveness of the Company’s utility subsidiary in obtaining customer assistance under the Home Energy Assistance Program (multiple goals weighted in the aggregate as 10% of the formula).

The goals for Mr. Pustulka relate to Company earnings per share (weighted as 25% of the formula), earnings per share of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 25% of the formula), oil and natural gas production rate (weighted as 10% of the formula), safety (weighted as 10% of the formula), fuel consumption and operational efficiency of one of the Company’s pipeline and storage subsidiaries (weighted as 10% of the formula), management of the capital expenditure budgets of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 10% of the formula), and revenue of the Company’s pipeline and storage subsidiaries (weighted as 10% of the formula).

National Fuel Gas Company Executive Annual Cash Incentive Program

On December 19, 2011, the Compensation Committee adopted specific written performance goals for fiscal year 2012 under the National Fuel Gas Company Executive Annual Cash Incentive Program (“EACIP”) for David P. Bauer, Treasurer and Principal Financial Officer of the Company. Mr. Bauer will earn cash compensation in fiscal 2012 under the EACIP depending upon his performance relative to his goals. The compensation amount pursuant to this arrangement can range up to 90% of salary, and target compensation is 45% of salary. The Compensation Committee may approve other compensation or awards at its discretion.

The goals for Mr. Bauer relate to Company earnings per share (weighted as 25% of the formula), earnings per share of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 25% of the formula), the Company’s investor relations program (multiple goals weighted in the aggregate as 20% of the formula), internal control compliance (weighted as 5% of the formula), and individual performance as otherwise subjectively determined (weighted as 25% of the formula).